UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2010

SPORT SUPPLY GROUP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-15289	22-2795073
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Diplomat Drive Farmers Branch, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 484-9484

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 3, 2010, Sport Supply Group, Inc. issued a press release announcing its results of operations for the second quarter ended December 31, 2009. In addition, the Company announced it was hosting a conference call to discuss those results on Wednesday, February 3, 2010, at 3:30 p.m., Central Standard Time. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for the purposes of this Item 2.02.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02, including the press release attached hereto as Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Press Release.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 3, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT SUPPLY GROUP, INC.

Date: February 3, 2010	By:	/s/ John E. Pitts
	Name:	John E. Pitts
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 3, 2010